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                                              Filed Pursuant to Rule 497(e)
                                              Registration File Nos.: 2-53856
                                                                      2-74980



                      SUPPLEMENT TO THE PROSPECTUSES OF:

     MORGAN STANLEY DEAN WITTER LIQUID ASSET FUND (DATED OCTOBER 26, 1999)
      MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST (DATED
                                 MARCH 29, 1999)


     Effective on or about February 14, 2000, with respect to each of the above-named prospectuses, the last sentence of the section entitled "How to Buy Shares--Additional Purchase Information" is restated as follows:


   If you are a customer of Dean Witter Reynolds or another authorized dealer of the Fund's shares, you may have cash balances in your securities account of $1,000 or more automatically invested in shares of the Fund on the next business day after the balance is accrued in your account. Cash balances of less than $1,000 may be automatically invested in Fund shares on a weekly basis.



February 1, 2000